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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                  July 15, 2003

                             HEALTH CARE REIT, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-8923                 34-1096634
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)

    One SeaGate, Suite 1500, Toledo, Ohio                43604
   (Address of principal executive office)             (Zip Code)

                                 (419) 247-2800
              (Registrant's telephone number, including area code)

      ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 15, 2003, Health Care REIT, Inc. issued a press release that announced operating results of its second quarter ended June 30, 2003. The press release is posted on the Company's Web site (www.hcreit.com) under the heading Press Releases. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report.







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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEALTH CARE REIT, INC.

                                            By: /s/ GEORGE L. CHAPMAN
                                            -------------------------------
                                            George L. Chapman


Its: Chairman of the Board and Chief Executive Officer

Dated: July 15, 2003
       -------------

                                  EXHIBIT INDEX
                                  -------------

                           Designation
                           Number Under
     Exhibit No.   Item 601 of Regulation S-K           Description
     -----------   --------------------------           -----------
        99.1                 99                Press release dated July 15, 2003